Exhibit 31.2
Certification of Chief Financial Officer
Pursuant to Section 302 of the Sarbanes-Oxley Act

of 2002
I, Robert Anderson, certify that:
1.

I have reviewed this Annual Report on Form 10-K

of USCB Financial Holdings, Inc.;
2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary

to

make

the

statements

made,

in

light

of

the

circumstances

under

which

such

statements

were

made,

not
misleading with respect to the period covered by this report;
3.

Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects

the financial

condition, results

of operations

and cash

flows of

the registrant

as of,

and for,

the periods
presented in this report;
4.

The

registrant’s

other

certifying

officer

and

I

are

responsible

for

establishing

and

maintaining

disclosure

controls

and
procedures (as

defined in

Exchange Act

Rules 13a-15(e) and

15d-15(e))

and internal

control over

financial

reporting (as
defined in Exchange Act Rules 13a-15(f) and 15d-15(f))

for the registrant

and have:
a)

designed

such

disclosure

controls

and

procedures,

or

caused

such

disclosure

controls

and

procedures

to

be
designed

under

our

supervision,

to

ensure

that

material

information

relating

to

the

registrant,

including

its
consolidated subsidiaries, is

made known

to us by

others within those

entities, particularly during

the period in

which
this report is being prepared;
b)

designed such internal control over financial reporting, or caused such internal control over financial reporting to be
designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the

preparation

of

financial

statements

for

external

purposes

in

accordance

with

generally

accepted

accounting
principles;
c)

evaluated the effectiveness

of the registrant’s

disclosure controls and

procedures and presented

in this report our
conclusions about the effectiveness of the

disclosure controls and procedures, as of the

end of the period covered
by this report based on such evaluation; and
d)

disclosed in this

report any

change in the

registrant’s internal

control over

financial reporting

that occurred

during
the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an Annual Report) that has

materially

affected,

or

is

reasonably

likely

to

materially

affect,

the

registrant’s

internal

control

over

financial
reporting; and
5.

The registrant’s

other certifying

officer

and I

have disclosed,

based on

our most

recent evaluation

of internal

control over
financial

reporting,

to

the

registrant’s

auditors

and

the

audit

committee

of

the

registrant’s

board

of

directors

(or

persons
performing the equivalent functions):
a)

All

significant

deficiencies

and

material

weaknesses

in

the

design

or

operation

of

internal

control

over

financial
reporting which are

reasonably likely

to adversely affect

the registrant’s ability

to record, process,

summarize and
report financial information; and
b)

Any fraud, whether or not material, that involves

management or other employees who have a significant role

in the
registrant’s internal control over financial reporting.
/s/ Robert Anderson
Robert Anderson
Chief Financial Officer
Date: 3/22/2024